CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     IN CONNECTION WITH THE ACCOMPANYING ANNUAL REPORT ON FORM 10-KSB OF WISEDRIVER.COM, INC. FOR THE PERIOD ENDED DECEMBER 31, 2002, JOSHUA BERGER, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF WISEDRIVER.COM, INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such Annual Report on Form 10-KSB for the period ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for the period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of WiseDriver.com, Inc.

                                    WISEDRIVER.COM,  INC.

Dated:  July 3, 2003
                                    By:  /s/ Joshua Berger
                                    -------------------------------------
                                             Joshua Berger
                                             Chief Executive Officer and
                                             Chief Financial Officer